Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services Canada Corporation (the “Company”)
Scotia Capital Inc.
Scotia Capital (USA) Inc.
RBC Dominion Securities Inc.
RBC Capital Markets, LLC
(together, the “Specified Parties”)

Re: Silver Arrow Canada LP, 2019-1 – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “20190831 SA CAN 2019-1 Final Pool 564mn_Data Tape_KPMG view.xls” (the “Data File”), provided by the Company on September 11, 2019, containing certain information related to 16,373 motor vehicle installment sales contracts and installment loans secured by new and pre‑owned Mercedes‑Benz and smart automobiles (the “Receivables”) as of August 31, 2019, which we were informed are intended to be included as collateral in the offering by Silver Arrow Canada LP, 2019-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.
•	The term “ALFA” means the Company’s contract management system.
•	The term “ACE” means Automated Credit Evaluation, which is the Company’s system used to track credit scores related to its automobile receivables.

•
The term “Registration Document” means the original, photocopy, or facsimile of the Personal Property Security Act Registration (“PPSA Registration”), the New Financing Statement, and the Registration Statement, provided to us by the Company, which includes information such as the Vehicle Identification Number, Vehicle Make, and Vehicle Model Year, as issued by the Canadian province of origin.

•
The term “Conditional Sale Contract” means the original, photocopy, or facsimile of the legal document or documents, provided to us by the Company, that includes information such as the Origination Date, Original Principal Balance, Interest Rate, Monthly Payment Amount, Number of Payments, Vehicle Age Classification (Model Year), Obligor Province, Vehicle Identification Number (“VIN”), First Payment Date, New/Used and the Loan Type (Simple Interest) for all provinces except for the province of Quebec.

•
The term “Contract of Sale by Installment” means the original, photocopy, or facsimile of the legal document or documents, provided to us by the Company, that includes information such as the Origination Date, Original Principal Balance, Interest Rate, Monthly Payment Amount, Number of Scheduled Payments, Vehicle Age Classification (Model Year), Obligor Province, Vehicle Identification Number (“VIN”), First Payment Date, New/Used, and the Loan Type (Simple Interest) for the province of Quebec.

•
The term “Supplemental Data Files” means (i) an electronic data file provided by the Company on September 26, 2019, containing certain Balloon Amount and amortization schedule information related to 93 Sample Receivables (defined below), and (ii) an electronic data file provided by the Company on September 26, 2019, containing certain current outstanding balance information related to 36 Sample Receivables.

•
The term “Receivable Files” means some or all of the following documents for each of the Sample Receivables (defined below): Conditional Sale Contract, Contract of Sale by Installment, Registration Document, Credit Application, Conditional Sale Contract Addendum, Amendment to Conditional Sale Contract, Supplemental Data Files, and various screenshots contained within ALFA and ACE, furnished by the Company, which were represented by the Company to be either the original Receivable Files, a copy of the original Receivable Files, and copies of electronic records contained within ALFA and ACE. We make no representation regarding the validity or accuracy of these documents or the execution of the Conditional Sale Contract, Contract of Sale by Installment, Conditional Sale Contract Addendum, or Amendment to Conditional Sale Contract by the Obligor.

A.
The Company instructed us to select a random sample of 100 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Receivables that we were instructed to randomly select from the Data File.

B.
For each Sample Receivable, we recomputed or compared the specified attributes listed below contained in the Data File to the corresponding information contained in the Receivable Files. The Specified Parties indicated that the absence of the specified documents in the Receivable Files or the inability to agree the indicated information from the Data File to the Receivable Files for each of the specified attributes, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attributes	Receivable Files/Instructions
Customer Account Number	ALFA
Origination Date	Conditional Sale Contract or Contract of Sale by Installment

Attributes	Receivable Files/Instructions
Original Principal Balance
Conditional Sale Contract or Contract of Sale by Installment. In the event the “PCD_ORIG_AMT_FIN” field in the Data File did not agree to the Conditional Sale Contract or Contract of Sale by Installment, we were instructed by the Company to recompute the Original Principal Balance by subtracting the “Interest” amount indicated in line “8” of the Conditional Sale Contract or Contract of Sale by Installment from the “Total Obligation of the Buyer” amount indicated in line “14” or “18” of the Conditional Sale Contract or Contract of Sale by Installment

Interest Rate	Conditional Sale Contract or Contract of Sale by Installment
Monthly Payment Amount	Conditional Sale Contract or Contract of Sale by Installment
Original Maturity Date	ALFA
Current Maturity Date	ALFA
Number of Scheduled Payments
Conditional Sale Contract, Contract of Sale by Installment, or Conditional Sale Contract Addendum. In the event the Number of Scheduled Payments in the “PCD_NBR_SCHED_PMTS” field in the Data File did not agree to the Number of Scheduled Payments listed in the Conditional Sale Contract, we were instructed by the Company to subtract the number of payments waived, as stated in the Conditional Sale Contract Addendum, from the Number of Scheduled Payments displayed on the Conditional Sale Contract

Vehicle Age Classification (Model Year)	Conditional Sale Contract or Contract of Sale by Installment
Obligor Province	ALFA
Vehicle Identification Number	Conditional Sale Contract or Contract of Sale by Installment
First Payment Date
Conditional Sale Contract, Contract of Sale by Installment, Conditional Sale Contract Addendum, or Amendment to Conditional Sale Contract. In the event the First Payment Date in the “PCD_SCHED_FIRST_PMT_DATE” field in the Data File did not agree to the First Payment Date listed in the Conditional Sale Contract, we were instructed by the Company to add the number of months waived, as stated in the Conditional Sale Contract Addendum, to the First Payment Date in the Conditional Sale Contract.

Next Payment Due Date
ALFA. In the event the Next Payment Due Date in the “PCD_ACT_NEXT_SCHED_PMT_DATE” field in the Data File displayed a payment due date that was greater than the payment due date indicated in ALFA, we were informed by the Company that this was due to a prepayment made by the obligor. In such cases, the Company provided a screenshot of the obligor’s payment history from ALFA to evidence such prepayment.

Current Principal Balance	ALFA

Attributes	Receivable Files/Instructions
Credit Score
ACE. We were instructed by the Company to compare the “PCD_MVP_CODE” field in the Data File to the “Approved MVP” or “Conditional MVP” code in ACE. The Company informed us that a Credit Score number is assigned to the applicant based on the applicant’s creditworthiness and that the number “1” means the highest credit score rating, while the number “4” means the lowest credit score rating.

New/Used
Conditional Sale Contract or Contract of Sale by Installment. We compared the “PCD_NEW_USED” field in the Data File to New/Used information indicated in the Conditional Sale Contract or Contract of Sale by Installment.
In the event the Conditional Sale Contract or Contract of Sale by Installment indicated “Demo” or blank, and the odometer reading indicated less than 15,000 kilometers, the Company instructed us to consider the Sample Receivable to be “New.”
In the event the Conditional Sale Contract or Contract of Sale by Installment indicated “New,” but the Model Year listed in the “PCD_MODEL_YEAR” field in the Data File was more than two years prior to the contract date listed in the ”PCD_CONTRACT_DATE” field in the Data File, the Company instructed us to consider the Sample Receivable to be “Used.”

Loan Type (Simple Interest)
Conditional Sale Contract or Contract of Sale by Installment. We were instructed by the Company to identify that the Conditional Sale Contract or Contract of Sale by Installment was printed using the 84-001-0527, 84-001-0522, 84-001-0707, FQ84-001-0707EQ, 84-001-1567EQ or 84-001-1567FQ Simple Interest standard contract templates.

Sold Code Indicator
ALFA. We were instructed by the Company to consider the Sample Receivable to be unpledged to another securitization transaction if the “Securitization Pool Number” field in the “Miscellaneous” screen in ALFA was not populated (i.e., blank).

Recovery Indicator	ALFA. We were instructed by the Company to consider the Sample Receivable to be “Live” if the term “Live Schedule” was listed next to the account number in ALFA.
Vehicle Manufacturer	Conditional Sale Contract or Contract of Sale by Installment
Vehicle Value
ACE or ALFA. We compared the “PCD_VEHICLE_VALUE” field in the Data File to the “INV/BOOK’’ amount indicated in ACE. In the event the information did not agree, we were instructed by the Company to recompute the Vehicle Value (as the MSRP amount from ACE or ALFA multiplied by 93% for “New” vehicles, or by 85% for “Used” vehicles

Balloon Indicator	ALFA
Balloon Amount
Conditional Sale Contract, Contract of Sale by Installment, or Supplemental Data Files. We compared the “PCD_BALLOON_PMT_ AMT” field in the Data File to the amount indicated in the Conditional Sale Contract or Contract of Sale by Installment. In the event the Balloon Amount did not agree, we were instructed by the Company to compare the Balloon Amount to the “Total Balloon” amount indicated in the Supplemental Data Files.

C.	For each Sample Receivable, we observed the presence of the following in the Receivable Files:
•	Credit Application. We were instructed by the Company that the presence of an “Application ID” field within ACE served as confirmation that a Credit Application was received by the Company.
•	Registration Document
•
Lien Holder. We were instructed by the Company to observe that the Company’s name appeared in the Title Document as the Lien Holder. The Company informed us that Mercedes-Benz Financial Services Canada Corporation, Mercedes-Benz Financial, LA CORPORATION DE SERVICES FINANCIERS MERCEDES-BENZ CANADA, and SERVICES FINANCIERS MERCEDES-BENZ were acceptable Lien Holder names for the Company.

The information regarding the Sample Receivables in the Data File was found to be in agreement with the respective information contained in the Receivable Files, except as listed in Exhibit B. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the instructions provided by the Company, (iii) the reliability or accuracy of the Receivable Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
October 3, 2019

Exhibit A

The Sample Receivables

Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*	Sample Receivable Number	Receivable Number*

1	86	35	5949	69	11363
2	87	36	6022	70	12037
3	229	37	6148	71	12123
4	244	38	6324	72	12296
5	1153	39	6670	73	12355
6	1166	40	6933	74	12444
7	1171	41	6945	75	12703
8	1264	42	7127	76	12819
9	1542	43	7343	77	13320
10	1719	44	7462	78	13336
11	1736	45	7542	79	13349
12	1909	46	7911	80	13379
13	2130	47	7993	81	13412
14	2486	48	8041	82	13449
15	2502	49	8085	83	13473
16	2737	50	8414	84	13635
17	3009	51	8416	85	13698
18	3084	52	8632	86	13707
19	3277	53	8844	87	13823
20	3389	54	8991	88	14102
21	3555	55	9013	89	14149
22	3683	56	9185	90	14217
23	4055	57	9206	91	14315
24	4758	58	9209	92	14743
25	4969	59	9438	93	14927
26	5011	60	9496	94	15020
27	5089	61	9996	95	15028
28	5147	62	10226	96	15530
29	5169	63	10264	97	15583
30	5246	64	10478	98	15758
31	5364	65	10529	99	15881
32	5379	66	10565	100	16238
33	5421	67	10883
34	5835	68	11284

(*) The Company has assigned a unique Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B

Exception

Sample Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File

21	3555	New/Used	Used	New

2